EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Emergent BioSolutions Inc. (the "Company") for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Daniel Abdun-Nabi, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2013

/s/DANIEL J. ABDUN-NABI
Daniel Abdun-Nabi
Chief Executive Officer